ADVANCED SERIES TRUST

AST Global Bond Portfolio

AST High Yield Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1. 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for each of the AST Global Bond Portfolio and AST High Yield Portfolio (each a Target Portfolio, and collectively, the Target Portfolios) and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganizations

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved the reorganizations (each a Reorganization, and collectively, the Reorganizations) of the Target Portfolios into the AST Core Fixed Income Portfolio (the Acquiring Portfolio), a series of the Trust. Each Reorganization is subject to approval by the shareholders of the relevant Target Portfolio. Each Reorganization is contingent on shareholder approval of the other Reorganization. A proxy statement/prospectus relating to the Reorganizations will be mailed to shareholders of the Target Portfolios on or about October 30, 2024, and that a special meeting of each of the Target Portfolio’s shareholders will be held on or about December 17, 2024.

If approved, pursuant to a plan of reorganization, the assets and liabilities of each Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges are imposed in connection with the proposed Reorganizations. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganizations would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganizations.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, it is expected that the proposed Reorganizations will be completed in, or around, the first quarter of 2025, or as soon as reasonably practicable once shareholder approval is obtained.

Further, the Board also approved the following changes to the Acquiring Portfolio, which are not contingent on shareholder approval of each of the Reorganizations: (i) a new subadvisory agreement with J.P. Morgan Investment Management Inc. to serve as a subadviser to the Acquiring Portfolio alongside PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, Wellington Management Company LLP, Western Asset Management Company Limited, and Western Asset Management Company, LLC; (ii) certain revisions to the principal investment strategy of the Acquiring Portfolio to reflect the different mix of subadvisers to the Acquiring Portfolio; and (iii) revisions to the Acquiring Portfolio’s management fee schedule, which are expected to lower the Acquiring Portfolio’s effective management fee. These changes are expected to become effective in the fourth quarter of 2024.

Contract owners will be allowed one free transfer out of the Target Portfolio during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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